SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2005

HIGHWOODS REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

North Carolina	0-21731	56-1869557
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Smoketree Court

Suite 600

Raleigh, North Carolina 27604

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (919) 872-4924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 4, 2005, three executive officers of Highwoods Properties, Inc. (the “Company”), general partner of Highwoods Realty Limited Partnership, hosted a conference call with interested persons at 10:00 A.M., Eastern Time, to discuss, among other things, the Company’s operating results for the fourth quarter and full year 2004. The conference call was broadly accessible to the public by dial-in conference call and by webcast. The transcript from this conference call is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS REALTY LIMITED PARTNERSHIP

By:	Highwoods Properties Inc., its general partner

By:	/s/ Mack D. Pridgen III
Mack D. Pridgen III
Vice President, General Counsel and Secretary

Dated: March 11, 2005